UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Global Bond Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.53%, 2.48% and 2.41% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Global Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	1.93%	4.72%	4.26%	6.15%	5.17%
Class B	1.51%	4.06%	3.42%	5.29%	4.33%
Class C	1.52%	3.96%	3.36%	5.29%	4.34%
Citigroup World Government Bond Index+	3.12%	6.42%	4.58%	8.48%	6.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/07	$ 9.73	$ 9.73	$ 9.73
10/31/06	$ 9.67	$ 9.67	$ 9.66
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .13	$ .09	$ .09
April Income Dividend	$ .0211	$ .0145	$ .0146
SEC 30-day Yield as of 4/30/07++	2.62%	1.99%	2.00%
Current Annualized Distribution Rate as of 4/30/07++	2.60%	1.79%	1.80%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.43%, 1.63% and 1.76% for Class A, B and C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.41%, 1.43% and 1.56% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Global Income Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	77	of	106	72
3-Year	64	of	97	66
5-Year	57	of	81	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Bond Fund — Class A [] Citigroup World Government Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,000	$10,823	$12,870	$15,814
	Average annual total return	.00%	2.67%	5.18%	4.69%
Class B	Growth of $10,000	$10,106	$10,867	$12,842	$15,278
	Average annual total return	1.06%	2.81%	5.13%	4.33%
Class C	Growth of $10,000	$10,396	$11,043	$12,939	$15,294
	Average annual total return	3.96%	3.36%	5.29%	4.34%
Citigroup World Government Bond Index+	Growth of $10,000	$10,642	$11,438	$15,026	$17,934
	Average annual total return	6.42%	4.58%	8.48%	6.01%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances.

All performance shown is historical, assumes reinvestments of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.29% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS Global Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	1.96%	5.02%	4.49%	6.42%	5.44%
Citigroup World Government Bond Index+	3.12%	6.42%	4.58%	8.48%	6.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 9.72
10/31/06	$ 9.66
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .14
April Income Dividend	$ .0230
SEC 30-day Yield as of 4/30/07++	2.99%
Current Annualized Distribution Rate as of 4/30/07++	2.84%
++ The SEC yield is net investment income per share earned over the six months ended April 30, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.83% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.68% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Global Income Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	72	of	106	68
3-Year	54	of	97	56
5-Year	52	of	81	64
10-Year	25	of	56	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Bond Fund — Class S [] Citigroup World Government Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,502	$11,409	$13,652	$16,989
	Average annual total return	5.02%	4.49%	6.42%	5.44%
Citigroup World Government Bond Index+	Growth of $10,000	$10,642	$11,438	$15,026	$17,934
	Average annual total return	6.42%	4.58%	8.48%	6.01%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,019.30	$ 1,015.10	$ 1,015.20	$ 1,019.60
Expenses Paid per $1,000*	$ 6.91	$ 10.64	$ 10.64	$ 5.66
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,017.95	$ 1,014.23	$ 1,014.23	$ 1,019.19
Expenses Paid per $1,000*	$ 6.90	$ 10.64	$ 10.64	$ 5.66
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Bond Fund	1.38%	2.13%	2.13%	1.13%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team (Anthony Fletcher, Annette Fraser, Brett Diment, Nik Hart, Stephen Ilott and Ian Winship) discusses DWS Global Bond Fund's strategy and the market environment during the six-month period ended April 30, 2007.

Q: How did the global bond markets perform during the semiannual period?

A: Bonds provided a modestly positive total return during the past six months, but in the developed markets this was largely the result of yields rather than any meaningful price appreciation. Bond prices remain under pressure from the fact that most major global central banks continue to raise interest rates. Although the US Federal Reserve Board (the Fed) remained "on hold" throughout the period, monetary officials in Europe, Great Britain, Japan and China all elected to boost rates in order to temper growth and contain inflation pressures. While this kept a lid on bond prices worldwide, the United States was a slightly different story as weakness in the housing market led investors to believe that the next move by the Fed would be to cut interest rates. As a result, bond yields traded in a range throughout the period (from 4.42% to 4.89% as measured by the 10-year US Treasury note), helping the US market to outperform its global peers. The impact of the prospects for slower growth and potential Fed rate cuts also played out in the currency markets, where the US dollar continued to weaken versus all major global currencies.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares during the six months ended April 30, 2007, was 1.93%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund's return trailed the 3.12% return of its benchmark, the Citigroup World Government Bond Index, as well as the 3.28% average return of the 112 funds in its Lipper peer group, Global Income Funds.1,2

1 The Citigroup World Government Bond Index is an unmanaged index of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Income Funds Category consists of funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What elements of the fund's positioning had the most important impact on performance?

A: The fund's positioning in the global bond markets was generally positive, but this was more than offset by its ineffective positioning in currencies. Looking first at the former, fund performance was helped by our decision to maintain an underweight in the portfolio's overall interest rate exposure — reflecting our view that the major global central banks would continue to raise rates.3 In light of bonds' tepid performance, this positioning proved effective. Also helping performance was our decision to hold an overweight position in the United States relative to Europe based on our belief that growth would exceed expectations in the latter. The fund's positions in Mexico and other emerging-markets bonds further aided performance, as the asset class outperformed the developed markets by a wide margin.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Less helpful to performance was the fund's underweight in Japan. We believed growth would exceed expectations, causing bonds to underperform. When this did not prove to be the case, our underexposure to this outperforming market weighed on returns.

Currencies were the primary reason for the fund's underperformance. We maintained an overweight in the dollar relative to our peers, so the continued weakness in the currency weighed significantly on fund returns. Our view is that the yen carry trade has distorted the market so that currency exchange rates have largely become divorced from underlying fundamentals.4 Distortions can carry on for much longer than expected, however, and in our view this has been the case with respect to the dollar. On the positive side, we added value through a long position in the Norwegian krona — which has been helped by high oil prices — and a long position in the euro against the Canadian dollar. Still, these were not enough to overcome the impact of the fund's exposure to the US dollar.

4 A carry trade occurs when investors borrow in a low-yielding currency, such as the yen, and reinvest in a higher-yielding currency, such as the dollar, in order to capitalize on the interest rate differential between the two. This tends to weigh on the borrowed currency, but helps the currency in which the funds are invested.

Q: How has the fund been positioned in the major global bond markets?

A: While the outlook for the US economy remains uncertain, it is now clear that there are three main areas of weakness in the United States: housing, autos, and investment spending. The primary area of strength remains the often-underestimated US consumer. The issue for bond investors is whether the areas suffering weakness eventually undermine the stronger components of the economy, or whether these headwinds eventually die down and allow the economy to re-accelerate. If the United States were at risk of a period of sustained weakness, one might expect unemployment to begin to tick up and wages to begin to show signs of moderation. Instead, it is apparent that wage growth remains sufficient to maintain very healthy levels of consumption. This is not necessarily a positive development, since elevated consumption may tempt the Fed to enact another interest rate increase. In this environment, we retain a neutral exposure (relative to the benchmark) in the US bond market. While bond prices currently reflect the widespread view that the Fed will cut rates by the end of the year, we believe that this is not a forgone conclusion for the reasons set out above.

European manufacturing and service sector surveys have consistently demonstrated strong and consistent growth. In addition, the national confidence surveys show the future prospects for the region's economy are just as strong. The European Central Bank (ECB) is therefore generally upbeat on the economic outlook, but it remains concerned about inflation risks and the growth in lending. We therefore believe the ECB is likely to continue raising interest rates through the second half of the year, and we are keeping the fund modestly underweight in its exposure to Europe.

In the United Kingdom, government bond yields have risen to a level that we perceive to be very close to fair value. That said, uncertainties remain in place and the market has the potential to move in either direction based on the next move in the US and European markets. Given this unclear picture, we are keeping the fund neutrally positioned in the UK market.

In Japan, the Central Bank has sought to guide the market toward the possibility that rates will be raised perhaps as soon as August 2007. This has proven to be difficult to understand for many market participants given that core inflation slipped to -0.3% year-over-year in March. The Bank of Japan's economic outlook also downgraded estimates for inflation for the fiscal years 2007 and 2008 to 0.1% and 0.5%, respectively. Nevertheless, our view on Japan's monetary policy is that the Central Bank may raise rates in August and possibly again before the end of this fiscal year (which ends in March) provided inflation hovers around the zero level. Our analysis shows that the most likely event is that growth in Japan may come in stronger than expected, and this represents a potential surprise for investors who are expecting the economy to remain sluggish. We are therefore maintaining the fund's underweight in Japan.

Q: What is your view on the US dollar?

A: We believe the weakness in the US dollar has been excessive. A look at long-term valuation levels suggests that the dollar is undervalued, but identifiable catalysts for a rebound in the currency are unclear given that central banks outside of the United States appear inclined to continue raising rates.5 As a result, we do not rule out the possibility of further dollar weakness as investors assess softness in US economic data relative to other economies. Still, our philosophy is that in the long term, fundamentals will ultimately be reflected in market prices. We therefore intend to maintain the fund's core exposure to the dollar, but we will also be vigilant to make sure the fundamentals continue to point to a dollar recovery.

5 Currencies tend to perform well when interest rates are high or expected to rise, since higher rates in a country lead to increased demand for its currency. As a result, stronger growth is also generally supportive of currency performance.

Q: How is the fund positioned outside of the developed government bond markets?

A: The yield advantage of investment-grade corporate bonds relative to government issues remains narrow, meaning that in many cases investors are not being appropriately compensated for the added risk. Corporations continue to take on debt to finance stock buybacks and acquisitions, meaning that risk does indeed remain part of the investment equation for corporate issues. Further, slower growth creates a less supportive environment for corporates. We believe this to be especially true in the United States, where credit conditions have become less favorable following the emergence of problems with some subprime lenders. Counteracting this is the continued strength in corporate earnings and the low level of new issuance coming to the market (since lower supply is a positive for prices). We therefore plan to continue reducing the fund's exposure to corporates, except where issues have strong covenant language that protects bond investors in their prospectuses.

We believe the backdrop for most emerging markets remains favorable, and this is supported by the fact that demand for the asset class quickly returned following the brief downturn of late February. As has been the case for several years, emerging markets debt remains supported by a favorable backdrop of strong global growth, robust commodity prices, the improving balance sheets of emerging market governments, and abundant liquidity in the global financial system.6 External factors remain the primary source of risk, and in this regard the performance of global equity and commodity markets will remain areas of focus. The path of interest rates in developed markets also is likely to be a key factor. We are maintaining the fund's positions in the emerging markets, but given the narrow yield advantage of the asset class relative to the developed markets, we are monitoring our holdings very closely.

6 Liquidity, in this sense, refers to the ready availability of cash to be put to work in the financial markets. Generally, low interest rates in one or more regions of the world represent a key source of liquidity.

Q: Do you have any closing thoughts for shareholders?

A: We believe the global bond markets are approaching a turning point. Even though the world's major central banks continue to raise interest rates, markets tend to be forward-looking. This means that the time likely may come, within the next 12-18 months, when investors will begin to look ahead to the point where interest rates peak and begin to fall. This may open the door for better total returns from bonds given that prices should begin to rise.7 Until this time comes, however, we anticipate volatility as investors focus on individual data points to assess the likely course of central bank policy. In this environment, we intend to keep a broadly neutral posture so that the fund will have the ability to be flexible and take advantage of opportunities as they arise. This represents a relatively new posture, given that we have kept the fund defensively positioned for quite some time due to the continued rise in global interest rates. Overall, we will continue to employ a research-intensive approach and an emphasis on value.

7 Rising yields indicate falling prices; falling yields indicate rising prices.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Geographical Exposure (Excludes Securities Lending Collateral)	4/30/07	10/31/06

Germany	25%	18%
Japan	23%	23%
US	12%	18%
Netherlands	8%	—
Austria	5%	1%
United Kingdom	4%	6%
Belgium	3%	5%
Sweden	3%	2%
Argentina	2%	2%
Other	15%	25%
	100%	100%
Interest Rate Exposure	4/30/07	10/31/06

Euro	42%	40%
Japan	23%	23%
US	20%	24%
Other Europe	8%	10%
Other Dollar Bloc	7%	3%
	100%	100%
Currency Exposure(a)	4/30/07	10/31/06

US	57%	61%
Euro	19%	13%
Japan	13%	19%
Other Europe	5%	2%
Other Dollar Bloc	6%	5%
	100%	100%
(a) Currency exposure after taking into account the effects of forward contracts.

Geographical exposure, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Principal Amount	Value ($)

Foreign Denominated Debt Obligations 82.1%
Argentine Peso 0.3%
Central Bank of Argentina, 2.0%, 2/4/2018	500,000	246,613
Republic of Argentina, GDP Linked Note, 12/15/2035	2,278,324	93,286
(Cost $276,563)		339,899
British Pound 4.9%
European Investment Bank, 4.875%, 9/7/2016	750,000	1,439,814
United Kingdom:
4.0%, 9/7/2016	905,000	1,670,399
4.25%, 6/7/2032	860,000	1,633,755
4.25%, 3/7/2036	350,000	670,325
8.0%, 6/7/2021	435,000	1,137,180
(Cost $6,563,419)		6,551,473
Canadian Dollar 1.7%
Government of Canada:
5.0%, 6/1/2014	1,250,000	1,185,692
Series WL43, 5.75%, 6/1/2029	970,000	1,063,496
(Cost $2,157,359)		2,249,188
Euro 43.2%
Aviva PLC, 5.7%, 9/29/2049	450,000	631,735
Bank Nederlandse Gemeenten NV, 4.0%, 3/2/2009	3,000,000	4,075,730
Bundesobligation, Series 145, 3.5%, 10/9/2009	6,670,000	8,972,868
Bundesrepublic Deutschland:
Series 03, 4.5%, 1/4/2013	3,030,000	4,209,067
Series 03, 4.75%, 7/4/2034	3,700,000	5,383,409
Series 00, 5.25%, 1/4/2011	2,750,000	3,891,901
Series 00, 5.5%, 1/4/2031	1,340,000	2,135,346
Series 94, 6.25%, 1/4/2024	1,750,000	2,933,993
Buoni Poliennali Del Tes, 6.0%, 5/1/2031	450,000	738,139
Government of France, 3.5%, 4/25/2015	1,480,000	1,929,644
Government of Ireland, 4.5%, 4/18/2020	1,380,000	1,927,415
Government of the Netherlands, 5.0%, 7/15/2012	2,150,000	3,049,185
KFW Group, 3.5%, 4/17/2009	1,700,000	2,291,863
Kingdom of Belgium, Series 35, 5.75%, 9/28/2010	3,070,000	4,399,538
Rabobank Nederland-Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Series 1511, 3.75%, 9/15/2009	3,000,000	4,046,294
Republic of Austria, 144A, 4.0%, 9/15/2016	4,940,000	6,635,461
Republic of Germany, Series 140, 4.5%, 8/17/2007	260,000	355,242
(Cost $56,210,778)		57,606,830
Japanese Yen 23.8%
Government of Japan:
Series 50, 0.8%, 9/20/2010	818,000,000	6,786,644
Series 269, 1.3%, 3/20/2015	587,000,000	4,851,081
Series 235, 1.4%, 12/20/2011	811,000,000	6,857,231
Series 214, 1.8%, 9/21/2009	880,000,000	7,514,317
Series 64, 1.9%, 9/20/2023	171,000,000	1,421,319
Series 13, 2.0%, 12/20/2033	76,000,000	601,858
Series 74, 2.1%, 12/20/2024	437,000,000	3,716,053
(Cost $31,942,983)		31,748,503
Malaysian Ringgit 1.5%
Government of Malaysia, Series 04/04, 4.032%, 9/15/2009 (Cost $1,879,158)	6,900,000	2,042,833
Mexican Peso 0.3%
Mexican Bonds, Series M-20, 8.0%, 12/7/2023 (Cost $339,837)	3,660,000	341,273
New Zealand Dollar 2.7%
Kreditanstalt fur Wiederaufbau, 6.0%, 7/15/2009 (Cost $3,591,502)	5,030,000	3,591,502
Norwegian Krona 1.2%
Government of Norway, 5.5%, 5/15/2009 (Cost $1,430,305)	9,000,000	1,530,298
Swedish Krona 2.5%
Government of Sweden, Series 1037, 8.0%, 8/15/2007 (Cost $3,253,840)	22,340,000	3,374,649
Total Foreign Denominated Debt Obligations (Cost $107,645,744)		109,376,448

US Dollar Denominated Debt Obligations 20.0%
United States Dollar
Dominican Republic, Series REG S, 9.04%, 1/23/2018 (PIK)	262,315	304,679
Government of Ukraine, Series REG S, 6.58%, 11/21/2016	1,220,000	1,238,300
Government National Mortgage Association, 7.0% with various maturities until 2/15/2029	141,592	148,119
International Bank for Reconstruction & Development, 5.17%, 7/10/2008	700,000	701,386
Petroleos de Venezuela SA, 5.375%, 4/12/2027	820,000	615,410
Republic of Argentina:
GDP Linked Note, 12/15/2035 (a)	4,845,608	736,532
5.475%*, 8/3/2012	490,000	351,201
8.28%, 12/31/2033 (PIK)	1,102,375	1,186,155
Republic of Colombia, 7.375%, 9/18/2037	800,000	894,400
Republic of Indonesia, Series REG S, 6.625%, 2/17/2037	1,380,000	1,367,925
Republic of Panama, 6.7%, 1/26/2036	120,000	126,900
Republic of Peru:
6.55%, 3/14/2037	630,000	666,540
7.35%, 7/21/2025	770,000	893,200
Republic of Philippines, 7.75%, 1/14/2031	530,000	600,225
Republic of Turkey, 6.875%, 3/17/2036	890,000	862,187
Republic of Venezuela, 5.75%, 2/26/2016	940,000	874,200
US Treasury Notes:
3.375%, 11/15/2008 (a)	11,510,000	11,277,571
6.625%, 5/15/2007	1,480,000	1,485,434
7.25%, 5/15/2016	150,000	178,664
7.5%, 11/15/2016	1,740,000	2,117,295
Total US Dollar Denominated Debt Obligations (Cost $25,587,921)		26,626,323
	Shares	Value ($)

Securities Lending Collateral 6.2%
Daily Assets Fund Institutional, 5.33% (b) (c) (Cost $8,285,000)	8,285,000	8,285,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $141,518,665)+	108.3	144,287,771
Other Assets and Liabilities, Net	(8.3)	(11,068,639)
Net Assets	100.0	133,219,132
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2007.
+ The cost for federal income tax purposes was $142,141,700. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $2,146,071. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,155,320 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,009,249.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $8,146,266 which is 6.1% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of the income is paid in kind.

As of April 30, 2007, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	259,245	AUD	315,000	7/23/2007	$ 1,792
JPY	1,638,710,000	USD	13,936,990	7/23/2007	71,767
USD	604,056	PLN	1,680,000	7/23/2007	2,947
Total net unrealized appreciation					$ 76,506
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CAD	1,050,000	USD	938,757	7/23/2007	$ (9,598)
EUR	23,390,000	USD	31,827,007	7/23/2007	(191,027)
MXN	2,450,000	USD	222,301	7/23/2007	(325)
GBP	1,375,000	USD	2,747,374	7/23/2007	(491)
SEK	19,240,000	USD	2,853,795	7/23/2007	(30,225)
USD	534,179	CHF	640,000	7/23/2007	(540)
Total net unrealized depreciation					$ (232,206)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP Pound Sterling JPY Japanese Yen MXN Mexican Peso PLN Polish Zloty SEK Swedish Krona USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $133,233,665) — including $8,146,266 of securities loaned	$ 136,002,771
Investment in Daily Assets Fund Institutional (cost $8,285,000)*	8,285,000
Total investments in securities, at value (cost $141,518,665)	144,287,771
Foreign currency, at value (cost $260,899)	262,303
Receivable for investments sold	663,874
Interest receivable	2,410,068
Receivable for Fund shares sold	193,807
Unrealized appreciation on forward foreign currency exchange contracts	76,506
Other assets	35,686
Total assets	147,930,015
Liabilities
Cash overdraft	675,914
Payable for investments purchased	5,146,500
Payable upon return of securities loaned	8,285,000
Payable for Fund shares redeemed	76,533
Net payable on closed forward currency exchange contracts	11,510
Unrealized depreciation on forward foreign currency exchange contracts	232,206
Accrued management fee	76,633
Other accrued expenses and payables	206,587
Total liabilities	14,710,883
Net assets, at value	$ 133,219,132
Net Assets
Net assets consist of: Undistributed net investment income	451,700
Net unrealized appreciation (depreciation) on: Investments	2,769,106
Foreign currency related transactions	(100,845)
Accumulated net realized gain (loss)	(3,762,984)
Paid-in capital	133,862,155
Net assets, at value	$ 133,219,132
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($29,578,916 ÷ 3,040,735 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.73
Maximum offering price per share (100 ÷ 95.5 of $9.73)	$ 10.19

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,195,046 ÷ 225,538 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 9.73

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,709,043 ÷ 278,500 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 9.73
Class S Net Asset Value, offering and redemption price(a) per share ($98,736,127 ÷ 10,159,485 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.72
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $3,714)	$ 2,391,294
Interest — Cash Management QP Trust	81,940
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	9,694
Total Income	2,482,928
Expenses: Investment management fee	461,532
Administration fee	69,403
Distribution service fees	61,804
Services to shareholders	178,883
Custodian and accounting fees	23,499
Auditing	42,897
Legal	15,710
Directors' fees and expenses	4,706
Reports to shareholders	30,794
Interest expense	45,416
Registration fees	30,680
Other	8,747
Total expenses before expense reductions	974,071
Expense reductions	(122,693)
Total expenses after expense reductions	851,378
Net investment income	1,631,550
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,135,470
Foreign currency related transactions	(2,600,918)
534,552
Net unrealized appreciation (depreciation) during the period on: Investments	(61,042)
Foreign currency related transactions	661,686
600,644
Net gain (loss) on investment transactions	1,135,196
Net increase (decrease) in net assets resulting from operations	$ 2,766,746

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income	$ 1,631,550	$ 3,400,824
Net realized gain (loss) on investment transactions	534,552	1,003,833
Net unrealized appreciation (depreciation) during the period on investment transactions	600,644	2,695,861
Net increase (decrease) in net assets resulting from operations	2,766,746	7,100,518
Distributions to shareholders from: Net investment income: Class A	(386,542)	(2,648,621)
Class B	(20,001)	(230,471)
Class C	(25,733)	(270,735)
Class AARP	—	(318,920)
Class S	(1,489,408)	(9,274,522)
Fund share transactions: Proceeds from shares sold	5,457,129	11,789,615
Reinvestment of distributions	1,603,006	10,493,568
Cost of shares redeemed	(19,036,470)	(34,055,589)
Redemption fees	2,247	5,668
Net increase (decrease) in net assets from Fund share transactions	(11,974,088)	(11,766,738)
Increase (decrease) in net assets	(11,129,026)	(17,409,489)
Net assets at beginning of period	144,348,158	161,757,647
Net assets at end of period (including undistributed net investment income of $451,700 and $741,834, respectively)	$ 133,219,132	$ 144,348,158

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.67	$ 10.01	$ 10.35	$ 10.13	$ 9.58	$ 9.29
Income (loss) from investment operations: Net investment income[b]	.10	.21	.17	.22	.25	.32
Net realized and unrealized gain (loss) on investment transactions	.09	.24	(.05)	.42	.65	.33
Total from investment operations	.19	.45	.12	.64	.90	.65
Less distributions from: Net investment income	(.13)	(.79)	(.46)	(.42)	(.35)	(.07)
Tax return of capital	—	—	—	—	—	(.29)
Total distributions	(.13)	(.79)	(.46)	(.42)	(.35)	(.36)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.73	$ 9.67	$ 10.01	$ 10.35	$ 10.13	$ 9.58
Total Return (%)[c]	1.93d**	4.71[d]	.92[d]	6.71[d]	9.51	7.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	31	34	39	40	37
Ratio of expenses before expense reductions (%)	1.56*	1.66	1.51	1.43	1.39	1.36
Ratio of expenses after expense reductions (%)	1.38*	1.41	1.33	1.31	1.39	1.36
Ratio of net investment income (%)	2.20*	2.12	1.68	2.12	2.46	3.42
Portfolio turnover rate (%)	256*	183	224	161	134	114
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.67	$ 10.01	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Income (loss) from investment operations: Net investment income[b]	.07	.13	.09	.13	.17	.24
Net realized and unrealized gain (loss) on investment transactions	.08	.24	(.06)	.42	.66	.34
Total from investment operations	.15	.37	.03	.55	.83	.58
Less distributions from: Net investment income	(.09)	(.71)	(.37)	(.34)	(.27)	(.06)
Tax return of capital	—	—	—	—	—	(.23)
Total distributions	(.09)	(.71)	(.37)	(.34)	(.27)	(.29)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.73	$ 9.67	$ 10.01	$ 10.35	$ 10.14	$ 9.58
Total Return (%)[c]	1.51d**	3.93[d]	.06[d]	5.74[d]	8.73	6.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	4	5	7	6
Ratio of expenses before expense reductions (%)	2.24*	2.88	2.49	2.43	2.19	2.17
Ratio of expenses after expense reductions (%)	2.13*	2.23	2.18	2.17	2.19	2.17
Ratio of net investment income (%)	1.45*	1.30	.83	1.26	1.66	2.61
Portfolio turnover rate (%)	256*	183	224	161	134	114
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.66	$ 10.00	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Income (loss) from investment operations: Net investment income[b]	.07	.13	.09	.13	.17	.25
Net realized and unrealized gain (loss) on investment transactions	.09	.24	(.07)	.42	.66	.33
Total from investment operations	.16	.37	.02	.55	.83	.58
Less distributions from: Net investment income	(.09)	(.71)	(.37)	(.34)	(.27)	(.06)
Tax return of capital	—	—	—	—	—	(.23)
Total distributions	(.09)	(.71)	(.37)	(.34)	(.27)	(.29)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.73	$ 9.66	$ 10.00	$ 10.35	$ 10.14	$ 9.58
Total Return (%)[c]	1.52d**	3.94[d]	(.04)[d]	5.76[d]	8.76	6.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	4	5	1
Ratio of expenses before expense reductions (%)	2.29*	2.51	2.30	2.24	2.17	2.15
Ratio of expenses after expense reductions (%)	2.13*	2.22	2.17	2.16	2.17	2.15
Ratio of net investment income (%)	1.45*	1.31	.84	1.27	1.68	2.63
Portfolio turnover rate (%)	256*	183	224	161	134	114
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.66	$ 10.00	$ 10.35	$ 10.13	$ 9.57	$ 9.28
Income (loss) from investment operations: Net investment income[b]	.12	.23	.20	.24	.27	.34
Net realized and unrealized gain (loss) on investment transactions	.08	.25	(.06)	.43	.67	.34
Total from investment operations	.20	.48	.14	.67	.94	.68
Less distributions from: Net investment income	(.14)	(.82)	(.49)	(.45)	(.38)	(.08)
Tax return of capital	—	—	—	—	—	(.31)
Total distributions	(.14)	(.82)	(.49)	(.45)	(.38)	(.39)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.72	$ 9.66	$ 10.00	$ 10.35	$ 10.13	$ 9.57
Total Return (%)	1.96c**	5.11[c]	1.16[c]	6.86[c]	9.90	7.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	108	115	128	135	137
Ratio of expenses before expense reductions (%)	1.31*	1.41	1.22	1.19	1.14	1.09
Ratio of expenses after expense reductions (%)	1.13*	1.16	1.08	1.07	1.14	1.09
Ratio of net investment income (%)	2.45*	2.37	1.93	2.36	2.71	3.69
Portfolio turnover rate (%)	256*	183	224	161	134	114
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Bond Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $3,664,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($2,575,000) and October 31, 2008 ($1,089,000), the respective expiration dates, whichever occurs first, a portion of which is subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $111,010,721 and $111,800,773, respectively. Purchases and sales of US Treasury obligations aggregated $63,056,306 and $71,418,856, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen PLC, serves as the subadvisor to the Fund. AAMISL is paid for its services by the Advisor from its fee as investment Advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Accordingly, for the six months ended April 30, 2007, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

For the period from November 1, 2006 through February 29, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.31%
Class B	2.06%
Class C	2.06%
Class S	1.06%

Administration Fee. Pursuant to an Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2007, the Advisor received an Administration Fee of $69,403, of which $11,150 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2007
Class A	$ 33,070	$ 26,997	$ 5,675
Class B	1,534	1,209	325
Class C	2,826	2,331	495
Class S	96,338	92,156	4,182
	$ 133,768	$ 122,693	$ 10,677

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 8,458	$ 1,194
Class C	10,889	1,654
	$ 19,347	$ 2,848

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 36,138	$ 10,516.24%
Class B	2,772	801.25%
Class C	3,547	938.24%
	$ 42,457	$ 12,255

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007 aggregated $1,274.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and Class C shares was $2,633 and $437, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,120, of which $6,390 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	261,655	$ 2,541,504	601,094	$ 5,735,695
Class B	22,414,	217,317	60,623	580,407
Class C	35,334	342,956	151,121	1,439,552
Class AARP*	—	—	52,323	496,477
Class S	242,844	2,355,352	370,130	3,537,484
		$ 5,457,129		$ 11,789,615
Shares issued to shareholders in reinvestment of distributions
Class A	32,261	$ 312,488	223,022	$ 2,118,759
Class B	1,710	16,572	19,735	187,395
Class C	2,291	22,196	25,068	237,820
Class AARP*	—	—	29,640	280,903
Class S	129,357	1,251,750	807,831	7,668,691
		$ 1,603,006		$ 10,493,568
Shares redeemed
Class A	(422,466)	$ (4,093,465)	(1,070,740)	$ (10,224,435)
Class B	(43,199)	(418,303)	(202,143)	(1,940,266)
Class C	(87,493)	(847,355)	(259,761)	(2,479,100)
Class AARP*	—	—	(161,322)	(1,548,779)
Class S	(1,414,952)	(13,677,347)	(1,870,212)	(17,863,009)
		$ (19,036,470)		$ (34,055,589)
Shares converted*
Class AARP	—	$ —	(403,970)	$ (3,815,512)
Class S	—	—	403,330	3,815,512
		$ —		$ —
Redemption fees		$ 2,247		$ 5,668
Net increase (decrease)
Class A	(128,550)	$ (1,239,465)	(246,624)	$ (2,368,733)
Class B	(19,075)	(184,323)	(121,785)	(1,172,133)
Class C	(49,868)	(482,127)	(83,572)	(800,320)
Class AARP*	—	—	(483,329)	(4,586,911)
Class S	(1,042,751)	(10,068,173)	(288,921)	(2,838,641)
		$ (11,974,088)		$ (11,766,738)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZGAX	SZGBX	SZGCX
CUSIP Number	233379 866	233379 858	233379 841
Fund Number	461	661	761
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SSTGX
Fund Number	2061

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007